Exhibit 10.12

Tax Liability Agreement

Party A: Qingdao Hongguan Footwear Ltd.

Party B: Tao Wang

Party A and Party B after friendly negotiation have agreed that Party B will be responsible for Party A’s all tax payable from Dec 29th 2006 to Dec 28th 2007.

(Except the portion Party A has already paid)

Hereby, there are two copies of the agreement, and each party shall hold one.

Party A: /s/ Qingdao Hongguan Footwear Ltd.

Party B: /s/ Tao Wang

Tax Liability Agreement

Party A: Qingdao Hongguan Footwear Ltd.

Party B: Tao Wang

Party A and Party B after friendly negotiation have agreed that Party B will be responsible for Party A’s all tax payable from Dec 29th 2007 to Dec 28th 2008.

(Except the portion Party A has already paid)

Hereby, there are two copies of the agreement, and each party shall hold one.

Party A: /s/ Qingdao Hongguan Footwear Ltd.

Party B: /s/ Tao Wang

Tax Liability Agreement

Party A: Qingdao Hongguan Footwear Ltd.

Party B: Tao Wang

Party A and Party B after friendly negotiation have agreed that Party B will be responsible for Party A’s all tax payable from Dec 29th 2008 to Dec 28th 2009.

(Except the portion Party A has already paid)

Hereby, there are two copies of the agreement, and each party shall hold one.

Party A: /s/ Qingdao Hongguan Footwear Ltd.

Party B: /s/ Tao Wang